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                                  Exhibit 23-1

                         Consent of Arthur Andersen LLP



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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 5, 1997 included in Deb Shops, Inc.'s Form 10-K for the year ended January 31, 1997, and to all references to our Firm included in this registration statement.



                                                   /s/ Arthur Anderson LLP



Philadelphia, Pennsylvania
March 16, 1998